Exhibit 10.1

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

First Amendment to Agreement

This First Amendment to Agreement (“First Amendment”) is entered into as of the date of last signature by and between Coalition for Epidemic Preparedness Innovations, having an address of PO Box 123, Torshov, N-0412 Oslo, Norway (“CEPI”), and Dynavax Technologies Corporation, having an address of 2100 Powell Street, Suite 900, Emeryville, CA 94608, USA (“Dynavax”).  Each of CEPI and Dynavax is referred to herein individually as a “Party” and are collectively referred to herein as the “Parties.”

Recitals

Whereas, CEPI and Dynavax are parties to that certain Agreement dated January 29, 2021 (the “Agreement”), pursuant to which, among other things, CEPI agreed to advance an interest-free, forgivable, unsecured loan to Dynavax to cover the costs of at risk manufacture of specified quantities of the CpG 1018 adjuvant and to reserve such quantities for purchase by CEPI Partners for use in development and manufacturing of vaccines against COVID‑19;

Whereas, CEPI has exercised the Option and the First Right (as such terms are defined in the Agreement); and

Whereas, the Parties now wish to amend the Agreement to provide for an increase to the Loan Amount (as defined herein) and to reserve specified additional quantities of the CpG 1018 adjuvant for purchase by CEPI Partners; in each case, on the terms and subject to the conditions set forth in the Agreement, as amended by this First Amendment.

Agreement

Now, Therefore, in consideration of the foregoing premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1.Defined Terms.  Capitalized terms used but not otherwise defined in this First Amendment shall have the meanings set forth in the Agreement.  As used in the Agreement and this First Amendment, the following terms shall have the meanings set forth below.

(a)“Amended Agreement” shall mean the Agreement, as amended by this First Amendment.

(b)“Dynavax CMO” shall mean (a) the third party contract manufacturer engaged by Dynavax to manufacture Dynavax Adjuvant as of the Effective Date (“CMO 1”) or (b) the additional third party contract manufacturer engaged by Dynavax to manufacture Dynavax Adjuvant as of the First Amendment Date (“CMO 2”).

(c)“Extra Loan Amount” shall have the meaning set forth in Section 3.1(b) of the Agreement, as such Section 3.1(b) has been amended by this First Amendment.

(d)“Extra Manufacturing Cost” shall mean the total manufacturing cost of the Extra Reserved Material, based on an Extra Manufacturing Cost per kilogram of US$[***].

(e)“Extra Reserved Material” shall have the meaning set forth in paragraph 3 of this First Amendment.

(f)“First Amendment Date” shall mean the date when this First Amendment has been signed by both Parties or, if both Parties signed this First Amendment on different dates, the date on which the last Party has signed this First Amendment.

(g)“Loan Amount” shall mean the sum of (i) the Initial Loan Amount, (ii) the Additional Loan Amount, and (iii) the Extra Loan Amount.

(h)“Reserved Material” shall mean the Initial Reserved Material, the Additional Reserved Material and the Extra Reserved Material.

2.Exercise of Option.  The Parties acknowledge that CEPI exercised the Option in accordance with Section 2.1(b) of the Agreement.  Subject to the terms and conditions of the Amended Agreement, and in consideration for CEPI advancing the Additional Loan Amount in accordance with Section 3.1(a) of the Agreement, Dynavax shall use commercially reasonable efforts to have manufactured the Additional Reserved Material for release during Q4 2021.  CEPI’s obligation to advance the Additional Loan Amount in accordance with Section 3.1(a) of the Agreement is firm as of the First Amendment Date and shall not be subject to termination or cancellation.

3.Exercise of First Right.  The Parties acknowledge that CEPI has exercised the First Right in accordance with Section 2.1(c) of the Agreement.  Subject to the terms and conditions of the Amended Agreement, and in consideration for CEPI advancing the Extra Loan Amount in accordance with Section 3.1(b) of the Agreement (as such Section 3.1(b) has been amended by this First Amendment), Dynavax shall use commercially reasonable efforts to have manufactured an extra [***] kg of Dynavax Material (the “Extra Reserved Material”) for release in Q4 2021.  CEPI’s obligation to advance the Extra Loan Amount in accordance with Section 3.1(b) of the Agreement (as such Section 3.1(b) has been amended by this First Amendment) is firm as of the First Amendment Date and shall not be subject to termination or cancellation.

2.

4.Extra Loan Amount.  Section 3.1(b) of the Agreement is hereby amended and restated to read in its entirety as follows:

“Extra Loan Amount.  Effective as of the First Amendment Date, CEPI shall make available to Dynavax an interest-free, forgivable, unsecured loan for a sum equivalent to the Extra Manufacturing Cost (the “Extra Loan Amount”), which shall be advanced by CEPI to Dynavax in two installments, upon receipt of a Loan Drawdown Notice for each such installment, as follows:

Quantity	Total Manufacturing Cost	First Installment	Due Date for First Installment	Second Installment	Due Date for Second Installment
Extra Reserved Material - CMO 1 ([***]kg)	[***]	[***]	First Amendment Date	[***]	Release Date*
Extra Reserved Material - CMO 2 ([***] kg)	[***]	[***]	First Amendment Date	[***]	Release Date*
Total – [***] kg	[***]	[***]		[***]

*

The second installment of the Manufacturing Cost shall be payable on a kilogram-by-kilogram basis upon the applicable Release Date for a particular quantity of Extra Reserved Material, written notice of which shall be provided by Dynavax to CEPI, and shall be based on (i) in the case of Extra Reserved Material manufactured by CMO 1, [***]% of the Manufacturing Cost per kilogram (i.e., US$[***]per kilogram), and (ii) in the case of Extra Reserved Material manufactured by CMO 2, [***]% of the Manufacturing Cost per kilogram (i.e., US$[***] per kilogram).

Loan Drawdown Notices pursuant to Section 3.1(a) and this Section 3.1(b) shall specifically refer to this Agreement and shall be delivered by Dynavax to CEPI via email to [***] with a copy to [***] fifteen (15) Business Days in advance of the due date except for: (i) the first advance which will be made as soon as reasonably practicable after the first Loan Drawdown Notice; and (ii) the first advance of the Extra Loan Amount (i.e., US$[***]) which will be made as soon as reasonably practicable after the First Amendment Date, provided that the Loan Drawdown Notice for such amount is provided on or about the First Amendment Date.”

5.Regulatory Information.  Dynavax shall, promptly upon request by any CEPI Partner to which Dynavax supplies Reserved Material, file with applicable regulatory authorities such letters of cross-reference to such CMC data or other manufacturing information of Dynavax with respect

3.

to the Dynavax Adjuvant on file with any regulatory authority (collectively, “Dynavax Manufacturing Information”) as may be necessary for such CEPI Partner to apply for, obtain or maintain regulatory approval for such CEPI Partner’s Product; provided, however, that:

(a)if a regulatory authority requires [***], then, to the maximum extent permissible by applicable laws, rules and regulations, [***]; and

(b)if a regulatory authority requires [***], then Dynavax will [***].

6.[***].  Dynavax shall, promptly upon request by [***] as may be necessary for [***].

7.Effectiveness of Agreement.  Except as expressly amended by this First Amendment, the Agreement shall remain in full force and effect in accordance with its terms.

8.Counterparts.  This First Amendment may be executed in counterparts, including electronic counterparts, but shall not be effective until each Party has executed at least one counterpart.  Each counterpart shall constitute an original of this First Amendment, but all the counterparts shall together constitute one and the same instrument.

[Signature page follows.]

4.

In Witness Whereof, the Parties hereto have caused this First Amendment to Agreement to be executed and entered into by their duly authorized representatives as of the date(s) specified below.

Signed for and on behalf of COALITION FOR EPIDEMIC PREPAREDNESS INNOVATIONS by:

Signature: /s/ Dr. Richard Hatchett

Name: Dr. Richard Hatchett
Title: Chief Executive Officer

Date: 2021-05-03

Signed for and on behalf of DYNAVAX TECHNOLOGIES CORPORATION by:

Signature: /s/ Ryan Spencer

Name: Ryan Spencer
Title: Chief Executive Officer

Date: 2021-05-03

5.